UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783

(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

The Hartford Financial Services Group, Inc.
Hartford Plaza
Hartford, Connecticut	06115-1900

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 547-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 Results of Operations and Financial Condition

On November 4, 2004, The Hartford Financial Services Group, Inc. issued its Investor Financial Supplement (“IFS”) relating to its financial results for the third quarter ended September 30, 2004. A copy of the IFS is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.
99.1	Investor Financial Supplement of The Hartford Financial Services Group, Inc. for the quarter ended September 30, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Date: November 8, 2004	By:	/s/Robert J. Price

	Name:	Robert J. Price
	Title:	Senior Vice President and Controller